UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

NUSTAR ENERGY L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2330 N. Loop 1604 West San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Non-employee Directors

In accordance with compensation arrangements described in NuStar Energy L.P.’s Annual Report on Form 10-K for the year ended December 31, 2006 and its Current Report on Form 8-K filed August 21, 2007, effective on November 8, 2007, the third business day following NuStar Energy L.P.’s third quarter earnings release, each non-employee director on the Board of Directors of NuStar GP, LLC (the “Company”), the general partner of the general partner of NuStar Energy L.P., is granted restricted units of NuStar Energy L.P. (“Restricted Units”) with an aggregate value of $40,000 (calculated using the closing price of NuStar Energy L.P.’s common units on the New York Stock Exchange on the effective date). The Restricted Units were granted pursuant to the Company’s Second Amended and Restated 2000 Long-Term Incentive Plan (the “Plan”). The Restricted Units vest in annual one-third increments beginning on the first anniversary of the grant date.

Named Executive Officers

Upon recommendation from its Compensation Committee, the board of directors (the “Board”) of the Company, approved certain long-term incentive awards for its executive officers and certain key employees, effective November 8, 2007.

Restricted units. Effective November 8, 2007, restricted units of NuStar Energy L.P. were granted to executives of the Company in the quantities listed below. The Restricted Units were granted pursuant to the Plan. The Restricted Units will vest in annual one-fifth increments beginning on the first anniversary of the grant date. The Restricted Units are subject to forfeiture prior to vesting per the terms of the Plan.

Executive	Restricted Units
Curtis V. Anastasio, Chief Executive Officer	7,210
Bradley C. Barron, Senior Vice President, General Counsel and Secretary	3,000
Steven A. Blank, Senior Vice President, Chief Financial Officer and Treasurer	3,360
James R. Bluntzer, Senior Vice President—Operations	3,000
Mary F. Morgan, Senior Vice President—Marketing and Business Development	3,000

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.01	NuStar GP, LLC 2000 Second Amended and Restated Long-Term Incentive Plan- incorporated by reference to Exhibit 10.01 to NuStar Energy L.P.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

*10.02	Form of Non-employee Director Restricted Unit Agreement under the NuStar GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan.

*10.03	Form of Restricted Unit Award Agreement under the NuStar GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

By:	Riverwalk Logistics, L.P. its general partner

By:	NuStar GP, LLC its general partner

Date: October 29, 2007	By:	/s/Amy L. Perry
	Name:	Amy L. Perry
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

10.01	NuStar GP, LLC 2000 Second Amended and Restated Long-Term Incentive Plan- incorporated by reference to Exhibit 10.01 to NuStar Energy L.P.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

*10.02	Form of Non-employee Director Restricted Unit Agreement under the NuStar GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan.

*10.03	Form of Restricted Unit Award Agreement under the NuStar GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan.

*	Filed herewith